QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.2*

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned Chief Financial Officer of Boston Private Financial Holdings, Inc. (the "Company") hereby certifies that the Company's Annual Report on Form 10-K/A for the year ended December 31, 2004 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Sincerely,
/s/ ROBERT J. WHELAN Robert J. Whelan Chief Financial Officer

Date: April 1, 2005

*
This certification shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

QuickLinks

  Exhibit 32.2